UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2019

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 21st, 2019, Prime World International Holdings, Ltd. (“Prime World”), a wholly owned subsidiary of Applied Optoelectronics, Inc. entered into a Purchase and Sale Contract (the “Sale Contract”), Promissory Note, and a Finance Lease Agreement, (collectively, the “Financing Agreements”) with Chailease Finance Co., Ltd. (“Chailease”) in connection with certain equipment, structured as a sale lease-back transaction. Pursuant to the Sale Contract, Prime World sold certain equipment to Chailease for a purchase price of NT$267,333,186. Simultaneously, Prime World leased the equipment back from Chailease for a term of three-years, pursuant to the Finance Lease Agreement.

Prime World is obligated to pay an initial monthly payment of NT$67,333,186, thereafter the monthly lease payments range from NT$5,570,167 to NT$6,082,131. Based on the lease payments made under the Finance Lease Agreement, the annual interest rate is calculated to be 3.5%. Upon an event of default under the Finance Lease Agreement, Prime World’s payment obligation will be secured by a promissory note to Chailease at the amount of NT$209,555,736, subject to certain terms and conditions. The title of the equipment will be transferred to Prime World upon expiration of the Finance Lease Agreement.

The foregoing description of the Financing Agreements does not purport to be a complete statement of the parties’ rights and obligations under the Financing Agreements and is qualified in its entirety by reference to the translation of the full text of the Purchase and Sale Contract, Finance Lease Agreement, and Promissory Note, which are attached as Exhibits 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Financing Agreements is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of Purchase and Sale Contract, Finance Lease Agreement and Promissory Note between, Prime World International Holdings, Ltd. and Chailease Finance Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By: /s/ David C. Kuo
David C. Kuo
General Counsel and Vice President
Date: January 25, 2019